Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents
Cash and cash equivalents

(in thousands of USD)	December 31, 2018	December 31, 2017
Bank deposits	62,500	102,200
Cash at bank and in hand	110,633	41,448
TOTAL	173,133	143,648
Of which restricted cash	79	115

NET CASH AND CASH EQUIVALENTS	173,133	143,648

The bank deposits as at December 31, 2018 had an average maturity of 6 days (2017: 16 days).